UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2026

MOBIX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Venture, Suite 220, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 808-8888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	MOBX	Nasdaq Global Market
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MOBXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 2, 2026, Mobix Labs, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Meeting”) to vote on four proposals, as described in the definitive proxy statement filed by the Company with the SEC on September 14, 2026 (the “Proxy Statement”). Present at the Meeting were holders of 9,416,734 shares of Class A Common Stock of the Company (the “Class A Common Stock”) represented in person or by proxy, representing approximately 52.45% of the voting power of the Class A Common Stock as of September 8, 2026, the record date for the Meeting (the “Record Date”), and constituting a quorum for the transaction of business.

At the Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Proxy Statement. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Proxy Statement.

Set forth below are the final voting results for all the proposals presented at the Meeting:

Proposal No. 1: The Reverse Split Amendment Proposal

The Reverse Split Amendment Proposal was approved. The voting results were as follows:

For	Against	Abstentions
7,680,758	1,719,286	16,690

Proposal No. 2: The 2023 Equity Incentive Plan Amendment Proposal

The 2023 Equity Incentive Plan Amendment Proposal was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
2,747,842	1,475,554	70,445	5,122,893

Proposal No. 3: The Kips Issuance Proposal

The Kips Issuance Proposal was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
3,636,132	626,788	30,921	5,122,893

Proposal No. 4: The Leviston Issuance Proposal

The Leviston Issuance Proposal was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
3,587,818	676,498	29,525	5,122,893

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIX LABS, INC.

By:	/s/ Keyvan Samini
Name:	Keyvan Samini
Title:	President and Chief Financial Officer

Date: October 2, 2026